UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Ameriprise Financial Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V84202-P44856-Z91937 C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. PO BOX 1342 BRENTWOOD, NY 11717 AMERIPRISE FINANCIAL, INC. 2026 Annual Meeting For holders as of: March 2, 2026 Vote by April 28, 2026 11:59 PM ET. For shares held in a Plan, vote by April 26, 2026 11:59 PM ET. You invested in AMERIPRISE FINANCIAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 29, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 29, 2026 11:00 a.m. CT Virtually at: www.virtualshareholdermeeting.com/amp2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V84203-P44856-Z91937 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors 1a. James M. Cracchiolo For 1b. Robert F. Sharpe, Jr. For 1c. Dianne Neal Blixt For 1d. Amy DiGeso For 1e. Christopher J. Williams For 1f. Glynis A. Bryan For 1g. Liane J. Pelletier For 1h. Brian T. Shea For 2. To ratify the Audit and Risk Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026. For 3. To approve the compensation of the named executive officers by a nonbinding advisory vote. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.